Exhibit 99

Merrill Lynch Insurance Conference February 15, 2007

RELATED TO FORWARD-LOOKING STATEMENTS Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings, Cash earnings per diluted share, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements. These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. The Company refers you to its filings with the SEC, including its registration statement on Form S-3 and the prospectus supplements dated January 17, 2007, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today's date. National Financial Partners Corporation (“NFP”) expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2

RELATED TO NON-GAAP FINANCIAL INFORMATION The historical and forward-looking financial information in this presentation includes performance measures called Cash earnings and Cash earnings per diluted share (“Cash EPS”), both of which are based on methodologies other than Generally Accepted Accounting Principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. NFP uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of NFP’s operating performance from period to period on a basis that is not otherwise apparent under GAAP. Cash earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively. Reconciliations of Cash earnings to GAAP net income and Cash EPS to GAAP net income per share, the most directly comparable GAAP measures, are included on the following page within this presentation as well as in NFP’s Quarterly Financial Supplements available on NFP’s Web site at www.nfp.com. 3

RECONCILIATION NET INCOME TO CASH EARNINGS (Dollars in thousands, except per share data) 2006 2005 2004 2003 2002 2001 GAAP Net income (loss) $57,578 $56,182 $40,142 $23,501 $11,593 $(5,742) Amortization of intangibles 27,984 23,709 19,550 16,461 13,321 15,476 Depreciation 9,136 7,815 6,658 4,748 3,106 2,836 Impairment of goodwill and intangible assets 10,745 8,057 4,791 9,932 1,822 4,394 Cash earnings $105,443 $95,763 $71,141 $54,642 $29,842 $16,964 GAAP net income (loss) per diluted share $1.43 $1.48 $1.10 $0.74 $0.40 $(0.24) Amortization of intangibles 0.69 0.62 0.53 0.52 0.47 0.64 Depreciation 0.23 0.21 0.18 0.15 0.11 0.12 Impairment of goodwill and intangible assets 0.27 0.21 0.13 0.31 0.06 0.18 Cash EPS $2.61 $2.52 $1.94 $1.72 $1.04 $0.70 Note: The sum of the per-share components of Cash EPS may not agree with Cash EPS due to rounding. 4

NATIONAL FINANCIAL PARTNERS OVERVIEW History and Background “Same Store” or Organic Revenue Growth Acquisition Strategy Capital Management and Financial Results 5

▶▶HISTORY

BUILT ON INDEPENDENCE

1987
PartnersFinancial, an insurance marketing organization, formed to provide scale and resources to independent life insurance producers

1998
Apollo commits $125 million private equity investment and consolidation strategy is implemented

1999
Over 50 transactions completed, including the acquisition of Partners

2001
NFP completes 100th acquisition

2003
NFP completes Initial Public Offering

2004
NFP completes First Secondary Offering and 150th acquisition

2005
NFP completes second Secondary Offering
NFP acquires Highland
NFP completes 200th acquisition

2006
NFP acquires Balser Cos. (largest acquisition to date)
NFP completes Third Secondary Offering

2007
NFP completes Convertible, Secondary Offering and Share Buyback

6

BACKGROUND PREMIER DISTRIBUTION COMPANY Independent distribution with an open architecture structure A focus on providing best-in-class financial services product to clients A national network of over 175 owned firms A proven acquisition model for successful independent financial services distributors A platform for growth built on product breadth and expertise NFP owned firm NFP affiliated firm 7

NFP BUSINESS MIX CURRENT DIVERSIFICATION Life Insurance & Wealth Transfer: Fixed & Variable Life Fixed & Variable Annuities Disability & LTC Life Settlement Corporate & Executive Benefits: Group Medical Group Life, Disability, Dental, LTC Retirement Services Voluntary Benefits Executive Benefits, BOLI/COLI Property & Casualty Fee-Based Planning & Investment Advisory: Fee-Only Planning Services Asset Management Programs Diversified Investments Pie chart represents percentage of Q4 2006 business of acquired firms and excludes NFP's Austin-based distribution utilities. Note: In Q4 2006, COLI and BOLI products are considered benefits business while in prior quarters these products were included in insurance. 8

STRONG FINANCIAL RESULTS SAME STORE REVENUE GROWTH 0% 5% 10% 15% 20% 25% 4.8% 13.5% 16.2% 22.4% 5.4% High Single Digits 2002 2003 2004 2005 2006 Same store revenue growth highlights the organic growth of firms that are owned for at least four full quarters – Despite a challenging comparison in 2006, same store revenue growth was just below our high single digit long term target 9

NFP VALUE PROPOSITION
BROAD DISTRIBUTION REACH


NFP CHANNELS
Life Brokerage
NFP Firms
PartnersFinancial
Highland Capital Brokerage
High Cap Producer Group
NFP BGAs
Wholesale
Retail
Benefits Partners
Fusion
TJ Raney
Alliances
NFP RESOURCES
Professional Partnerships
Practice Management
Wealth & Income Planning
NFP UTILITIES
Insurance
Advisory & Investment Services
Benefits
Broker-Dealer
NFP CORPORATE SERVICES
NFP

10

NATIONAL FINANCIAL PARTNERS SCALE & DIVERSIFICATION The Benefits of Scale and Diversification Market presence: a leading life insurance independent distribution network recognizable to vendors a means of distribution efficiency for carriers Resources: best product and service at best value to client access to life insurance capacity that is essential for the high net worth market benefit services that are competitive with those of large national carriers Organic Growth Strategies: platform acquisitions in key areas including long term care, annuities, qualified plans and, more recently, executive benefits sub-acquisitions – approximately 30 to date 11

NFP – VENDOR RELATIONSHIPS OPEN ARCHITECTURE ACCESS 12

THE FUTURE OF NFP DIVERSIFICATION: PROGRESS Life insurance underwriting environment remains challenging 16 of 21 acquisitions in the 2006 class were in the corporate and executive benefits sector Platform acquisitions provide best-in-class product and services including annuities, long term care, qualified plans and executive benefits December 2006 and 2007 acquisitions of $17.0 million in acquired base earnings, on track with $20 million budget in 2007 Benefits acquisitions represent approximately two-thirds of acquired base earnings in December of 2006 and 2007 Acquisition pipeline is healthy 13

NFP – ACQUISITION STRATEGY A CORE COMPETENCY Estimated 4,000 potential acquisition targets Database of 800 firms with estimated financials A dedicated team – 7 M&A professionals, in-house legal support Strict acquisition criteria, including a sustainable earnings record and in-depth due diligence A focus on potential niche opportunities and revenue diversification Probability of a potential target becoming a completed transaction often increases over time Deals not meeting NFP criteria are eliminated during initial due diligence 14

ACQUISITION STRATEGY KEY STRENGTHS Due Diligence Thorough due diligence process that targets high quality distributors Perpetuity Management agreement represents a potential future asset and a tool for succession. It also includes strict non-compete and non-solicit requirements Alignment Principals are stockholders Incentive Ongoing incentive bonuses rewards growth over a 3 year period 15

ACQUISITION STRATEGY STRONG TRACK RECORD Base Earnings Acquired ($ in millions) Total Base Earnings Acquired: $163.1 million In 7 of the 8 years of operating history, met or exceeded acquisition budget Acquisition budget increased to $20 million in 2007 Capital flexibility allows NFP to be opportunistic Large universe of potential future acquisitions 1999 2000 2001 2002 2003 2004 2005 2006 YTD 2007 $30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $0.0 $21.3 $16.4 $17.6 $11.6 $14.2 $17.3 $26.3 $21.4 $17.0 Notes: Reflects gross base earnings acquired for each period and does not reflect restructurings and/or dispositions. YTD 2007 base earnings includes $3.2 million of base earnings from two firms acquired in December 2006 as management considers these two acquisitions as part of the 2007 acquired base earnings objective due to the timing of the transactions. 16

ACQUISITION STRATEGY TRANSACTION FEATURES Entrepreneur “sells” 50% of free cash flow (“Base Earnings”) NFP pays approximately 5.0-6.0x Base NFP retains cumulative preferred position in earnings and its share of earnings upside Ongoing management contract creates value for entrepreneur and facilitates succession 17

ACQUISITION STRATEGY VALUATION Acquisition multiples are earnings, not revenue, driven and are margin neutral Wholesale firms offer greater earnings stability Retail Firm Wholesale Firm Total revenue $3,000,000 Operating expenses $ (1,500,000) Target Earnings $1,500,000 Margin 50% Percent of earnings capitalized 50% Base Earnings $750,000 Initial acquisition multiple 5.0x Initial purchase price for 50% of economics $3,750,000 Total revenue $6,000,000 Operating expenses $(4,500,000) Target Earnings $1,500,000 Margin 25% Percent of earnings capitalized 50% Base Earnings $750,000 Initial acquisition multiple 5.0x Initial purchase price for 50% of economics $3,750,000 18

ACQUISITION STRATEGY MODEL Principals Earn Management Fees NFP Acquires 100% of Operating Co. Principals Are Independent Contractors A Transferable Asset Management Contract Provides for: Operating Company A Subsidiary of NFP Principals’ ability to manage day-to-day operations of NFP’s subsidiary Share financially in growth of business Access to best practices and resources of the NFP system Non-Compete / Non-Solicit Covenants Large Company Resources Combined with an Entrepreneurial Spirit 19

NFP MODEL TYPICAL INITIAL EARNOUT Principals are paid a multiple of base earnings in accordance with the 3-year average growth rate of target earnings If an earnout is achieved, the incentive target is set at a higher level for the ongoing incentive plan Multiple of Base Earnings 0.00x 1.00x 2.00x 3.00x 4.00x 5.00x 0.50x 1.25x 2.50x 3.00x 3.75x 5.00x 0%-10% 10%-15% 15%-20% 20%-25% 25%-30% 30%-35% >35% 20

NFP MODEL INCENTIVES: ONGOING PLAN % of NFP’s Share of Growth Paid to Principal 0% 10% 20% 30% 40% 50% 3-year Avg. Growth Rate of Incentive Target 5% 6% 20% 23% 25% 29% 30% 35% 35% 40% 40% 46% 0%-10% 10%-15% 15%-20% 20%-25% 25%-30% 30%-35% >35% Bonus Additional Cash for Stock Election The ongoing incentive plan pays an increasing proportion of NFP’s share of earnings based on growth above an incentive target Note: For incentive periods beginning on or after 1/1/05, between 30%-50% of the bonus is awarded in stock. For every dollar of stock awarded, the Principal receives $0.50, which is the additional cash for stock election. The above graph assumes that the minimum stock amount (30%) is elected. 21

REVIEW FINANCIAL RESULTS Mark Biderman, Chief Financial Officer 22

CAPITAL MANAGEMENT ACTIVITY RATIONALE FOR RECENT TRANSACTIONS Convertible Senior Notes Optimizes capital structure Attractive financing terms Bond Hedge and Warrant Purchase Increases effective conversion price Secondary Sale of Common Stock Provides orderly liquidity for stockholders and reduces overhang Share Repurchase Captures opportunity to leverage excess capital Accretive to EPS 23

CAPITAL MANAGEMENT ACTIVITY SOURCES AND USES Sources Convertible Senior Notes $ 230.0 Total Sources $ 230.0 Uses Underwriting Fees $ 6.9 Share Repurchase 106.6 Net Cost of Bond Hedge/Warrants 21.9 Pay Down of Credit Facility 94.6 Total Uses $ 230.0 Note: NFP did not receive any proceeds from the secondary common stock offering. 24

STRONG FINANCIAL RESULTS REVENUE & GROSS MARGIN GROWTH Revenue & Gross Margin After Management Fees Revenue CAGR = 32% GM CAGR = 27% ($ in Millions) $0 $200 $400 $600 $800 $1,000 $1,200 $61.5 $268.2 $75.4 $348.2 $108.1 $464.4 $639.5 $140.4 $175.1 $891.4 $1,077.1, $199.2 2001 2002 2003 2004 2005 2006 Gross Margin Revenue 25

STRONG FINANCIAL RESULTS GROSS MARGIN PERCENTAGE Gross Margin After Management Fees as a Percentage of Revenue (As % of Revenue) 0% 10% 20% 30% 22.9% 21.7% 23.3% 22.0% 19.6% 18.5% 2001 2002 2003 2004 2005 2006 26

STRONG FINANCIAL RESULTS COMMISSIONS & FEES EXPENSE % Commissions & Fees Expense as a Percentage of Revenue (As % of Revenue) 0% 10% 20% 30% 2001 2002 2003 2004 2005 2006 25.2% 26.4% 24.0% 25.6% 27.8% 32.3% 27

STRONG FINANCIAL RESULTS OPERATING EXPENSE % Operating Expense as a Percentage of Revenue (As % of Revenue) 0% 10% 20% 30% 40% 2001 2002 2003 2004 2005 2006 33.3% 33.1% 32.4% 29.7% 29.2% 29.0% 28

STRONG FINANCIAL RESULTS MANAGEMENT FEE PERCENTAGE Management Fees as a Percentage of Total Gross Margin Before Management Fees 2001 2002 2003 2004 2005 2006 0% 20% 40% 60% 44.8% 44.8% 45.9% 46.5% 46.6% 45.4% 47.6% 3.2% 50.8% 49.2% 3.6% 1.6% 54.4% 48.1% 4.1% 52.2% Management Fee Incentive Accrual Change in Calc. In 2005, a change in calculation impacted management fee % by 1.6% 29

STRONG FINANCIAL RESULTS MANAGEMENT FEE PERCENTAGE Example: Base earnings $1,000,000 and Target earnings $2,000,000 Scenario 1: 35% annual growth over 6 years Aggregate Years 1-3 Aggregate Years 4-6 $ Change % Change Income before mgmt fees $11,265,750 $27,717,970 $16,452,220 146.0% Management fees1 5,632,875 17,642,995 12,010,120 213.2% Management fees as % of income before management fees 50% 64% Contribution to NFP's Gross Margin $5,632,875 $10,074,974 $4,442,099 78.9% Scenario 2: 20% annual growth over 6 years Aggregate Years 1-3 Aggregate Years 4-6 $ Change % Change Income before mgmt fees $8,736,000 $15,095,808 $6,359,808 72.8% Management fees1 4,368,000 8,644,971 4,276,971 97.9% Management fees as % of income before management fees 50% 57% Contribution to NFP's Gross Margin $4,368,000 $6,450,837 $2,082,837 47.7% 1 Management fees in years 4-6 include gross up for 30% stock election of incentive portion of management fees 30

STRONG FINANCIAL RESULTS CASH EARNINGS GROWTH Solid organic growth and continued acquisitions drive earnings growth ($ in Millions) CAGR=44% $0 $20 $40 $60 $80 $100 $17.0 $29.8 $54.6 $71.1 $95.8 $105.4 2001 2002 2003 2004 2005 2006 31

THE FUTURE OF NFP FOUNDATION FOR FUTURE Strong, focused, execution-oriented management team Scale, Scale, Scale Growth markets / growth incentives / growth platform Shareholder protection Diversification Priority position in firm earnings Positive cash flow self finances acquisitions at budgeted level Proven history / positive outlook 20% LONG TERM CASH EPS GROWTH OBJECTIVE 32